UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 10, 2019

MEDNAX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-12111	26-3667538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace

Sunrise, Florida 33323

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code (954) 384-0175

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 10, 2019, MEDNAX, Inc., a Florida corporation (the “Company”), through MEDNAX Services, Inc., a Florida corporation and wholly-owned subsidiary of the Company (“MEDNAX Services”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with FH MD Buyer, Inc., a Delaware corporation (“Buyer”) and affiliate of Frazier Healthcare Partners, pursuant to which Buyer and its parent company will acquire all of the outstanding capital stock (the “Transaction”) of MedData Holding Co., a Delaware corporation (“MedData Holding”), and MedDirect Holding Co., a Delaware corporation (“MedDirect Holding” and together with MedData Holdings, the “Purchased Companies”). The Purchased Companies constitute the Company’s management services service line, which operates as MedData.

In November 2018, the Company announced the initiation of a process to divest MedData to allow the Company to focus on its core physician services business. In connection with the divestment, the Company classified MedData as discontinued operations beginning in the first quarter of 2019.

Pursuant to the terms and conditions of the Purchase Agreement, at the closing of the Transaction, MEDNAX Services will receive a cash payment of $250 million, subject certain net working capital and similar adjustments, as well as contingent economic consideration in an indirect holding company of Buyer, the value of which is contingent on both short and long-term performance of MedData. The maximum amount payable in respect of such economic consideration is $50 million. In addition, the Company anticipates certain cash tax benefits from the Transaction in the coming quarters. The Company expects to use net proceeds from the Transaction for debt repayment, share repurchases and strategic acquisitions. The Transaction is subject to customary closing conditions and is expected to close during the fourth quarter of 2019.

The Purchase Agreement contains customary representations, warranties, covenants, including restrictive covenants, and limited indemnifications provisions, including with respect certain ongoing litigation. The Company has agreed to provide certain transition services to MedData after the closing of the Transaction.

In connection with the Transaction, MEDNAX Services and Med-Data, Incorporated, a wholly-owned subsidiary of MedData Holding, have entered into a long-term Master Services Agreement pursuant to which, effective as of the closing of the Transaction, MedData has agreed to continue to provide certain revenue cycle support services to MEDNAX Services and its subsidiaries and MEDNAX Services has agreed to provide certain minimum volume levels to MedData.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

Certain statements and information in this Current Report on Form 8-K may be deemed to contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include, but are not limited to, statements relating to the Company’s objectives, plans and strategies, and all statements, other than statements of historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments, and business decisions to differ materially from forward-looking statements are described in the Company’s most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, including the sections entitled “Risk Factors”, as well the Company’s current reports on Form 8-K, filed with the Securities and Exchange Commission, and include the effects of economic conditions on the Company’s business; the effects of the Affordable Care Act and potential changes thereto or a repeal thereof; the Company’s relationships with government-sponsored or funded healthcare programs, including Medicare and Medicaid, and with managed care organizations and commercial health insurance payors; the Company’s ability to consummate the Transaction; the performance of MedData subsequent to the closing of the Transaction; the timing and contribution of future acquisitions; the effects of share repurchases; and the effects of the Company’s shared services and operational initiatives.

Item 7.01	Regulation FD Disclosure.

On October 10, 2019, the Company issued a press release disclosing the entrance into the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement or other document filed by the Company under the Securities Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibit.

(d) Exhibits

Exhibit Index

Exhibit Number	Description of Exhibit

2.1*	Securities Purchase Agreement, dated October 10, 2019, by and between MEDNAX Services, Inc. and FH MD Buyer, Inc.

99.1	Press Release of MEDNAX, Inc. dated October 10, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K because they are both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. The schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to promptly provide an unredacted copy of the exhibit or a copy of the omitted schedules and similar attachments on a supplemental basis to the Commission or its staff, if requested.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDNAX, INC.

Date: October 10, 2019	By:	/s/ Stephen D. Farber
Stephen D. Farber Chief Financial Officer